1 February 21, 2024 Shutterstock 2027: Long-range Financial Targets

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly in the discussion of 2027 projected financial information. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding guidance, industry prospects, future business, future results of operations or financial condition, new or planned features, products or services, management strategies and our competitive position. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Such risks and uncertainties include, among others, those risks discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this presentation are made only as of this date and Shutterstock assumes no obligation to update the information included in this presentation or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

3NOTE: $mm unless otherwise noted Guidance Industry leading content business Shutterstock 2027: Targeting Double Digit Growth in Revenue and Adjusted EBITDA Track record of standing up new growth businesses Extending TAM opportunity by >10x ContentExecutive Summary Data, Distribution & Services 30% Adjusted EBITDA margins with strong FCF conversion 2027 Track record of disciplined M&A $1.2 billion 2027 Revenue Target 10% CAGR $350 million 2027 Adj. EBITDA Target 13% CAGR 8% CAGR Guidance 26% CAGR

Executive Summary | Content | Data, Distribution & Services | 2027

# Shutterstock is a Disciplined Capital Allocator Geared Towards Growth

## Sustain leadership in a large market



- Scaled player with network effects
- Leading portfolio of brands
- Global distribution & customers
- Largest content library and contributor network

## Exploit markets with outsize potential

- Unique content assets, proprietary data and global reach
- Landmark customer wins
- Attractive opportunity for investment in sales & product



### Lead in Content

### Scale Data, Distribution & Services

### Grow Free Cash Flow

### Allocate Capital

## Return value to shareholders



- Track record of disciplined M&A
- 2.5% dividend yield
- $128 million share repurchases (2021-2023)

## Drive operating leverage

- 2023 gross margin ex-D&A: 69%
- 2023 Adj. EBITDA margins: 27.5%
- 2023 FCF margins: 15.8%
- 2019-23 Adj. EBITDA: 26% CAGR



NOTE: Dividend yield equal to annualized dividend divided by February 20, 2024 closing share price.

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# Generative AI Creates New Opportunities Across Our Business

Executive Summary | Content | Data, Distribution & Services | 2027

## Lead in Content

- Introduce **new generative AI products** (3D / video / image)
- Leverage generative editing to **increase conversion & retention**
- **Lower cost** of content creation
- Lead the way in **responsible and ethical AI** via TRUST Framework

## Scale Data, Distribution & Services

- Commercialize **raw & enriched data** for dataset training and insights use cases
- **Generate GIFs & stickers**
- Leverage contributor community to deliver **bespoke data training sets**
- **Accelerate production and lower costs** in Studios

NVIDIA

**Shutterstock Brings Generative AI to 3D Scene Backgrounds With NVIDIA Picasso**

"**Creators can quickly create and customize 3D scene backgrounds** with the help of generative AI, thanks to cutting-edge tools from Shutterstock."

FAST COMPANY

**Why Data Will Always be a Precious Commodity in the AI World**

"**Data is the backbone of AI** and all models rely on patterns and correlations established by vast amounts of training data. **Generative AI tools need high quality training data**…"

SOURCES: Nvidia Blog (August 8, 2023) and Fast Company (February 2, 2024)

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# Shutterstock Has Built an Industry Leading Content Business

Executive Summary | Content | Data, Distribution & Services | 2027

## Largest Content Library in the Industry

**771 million**
Images

**54 million**
Videos

**4+ million**
Music Tracks & SFX

**1.3 million**
3D Models

## Massive Global Reach Across Portfolio of Brands

shutterstock
POND5 · TURBOSQUID · PremiumBeat by shutterstock · GIPHY

**54 million**
Monthly Uniques Across 5 Sites

**51%**
Revenue ex-North America

**250+**
Enterprise Salespeople

## Thriving Marketplace

**3.2 million**
Contributors

**2.1 million**
Customers

**5 Downloads**
Per Second

## Large Subscription Revenue Stream

**523k**
Subscribers

**40%**
Subscription Revenue as % Total Revenue

## Higher Growth Content Types Driving Growth

**35%**
Video, Music, 3D & Other Revenue as % of Content Revenues

**12% CAGR**
Growth in Video, Music, 3D & Other Revenue (2019-2023)

NOTE: All figures as of December 31, 2023, unless otherwise noted. Monthly Uniques figure from SimilarWeb for January-December 2023 period.

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7 2027E 7% CAGR Content Revenue Composition of Content Revenue 2019 2023 25% 35% 37% 48% 2019 2023 Video, Music, 3D & Other Revenue as % of Content Revenue Subscription Revenue as % of Content Revenue Non-Image as % of Content 2019 25% 2023 35% 2027 [ ]% Sub Revenue as % of Content 2019 37% 2023 48% 2027 [ ]% Content Revenue (2019-2024 + 2027) Same setup as DDS slide — Revenue CAGR OMIT the “% of Total” for this slide 2019 $643.4 2020 $662.2 2021 $757.5 2022 $789.3 2023 $737.3 2024 $744.0 2027 $912.0 Mix Shift Towards 3D & Video Expected to Drive Faster Growth in Content Content Revenue (2019-2024 + 2027) Image Rev Video, Music & 3D Revenue CAGR for Image (19-24) CAGR for VM3D (19-24) - I think it’s close to 12.5% (TBC) Total CAGR (19-24) @ 3.5% 2019 $643.4 2020 $662.2 2021 $757.5 2022 $789.3 2023 $737.3 2024 $744.0 2027 $912.0 2019 2020 2023 2024E2021 2022 Image Other 4% CAGR 12% CAGR (Video, Music, 3D & Other) ContentExecutive Summary Data, Distribution & Services 2027 NOTE: $mm unless otherwise noted

8 ContentExecutive Summary Data, Distribution & Services 2027 Data, Distribution & Services Customers Extending Our Global Relationships Across 44k Businesses Beyond Content

# Shutterstock Has Stood Up Three Growth Businesses Leveraging Unique Assets

Executive Summary | Content | Data, Distribution & Services | 2027

| | Data | Distribution | Services |
|---|---|---|---|
| | shutterstock.AI | GIPHY | STUDIOS |
| **Description** | Data licensing for customers' AI/ML model training and analytics needs | Advertising and API-based content solutions | Custom content production services |
| **Market Tailwinds** | Growth in generative AI applications<br>Decline in compute cost | Growth in non-disruptive native advertising | Growth in virtual production<br>Growth in casual and/or mobile gaming |
| **Unique Shutterstock Assets** | **Ethically Sourced and Cleanly Licensable**<br>771 million Images<br>54 million Videos<br>1.3 million 3D Models<br>4+ million Music Tracks & SFX<br>**Distribution via Cloud Partners**<br>snowflake, databricks, aws marketplace, Google Cloud | **Massive Reach**<br>>10 billion Gifs Served Daily<br>>1 billion Daily User Reach<br>20,000 Distribution Partners, including: | **Diverse Creative Network**<br>**World Class 3D Content**<br>**Global Production Capabilities** |

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# Data, Distribution & Services Multiplies Estimated Total Addressable Market Opportunity by >10x into Rapidly Growing Markets

Executive Summary | Content | Data, Distribution & Services | 2027


Distribution
(Native Advertising)
Services
(Virtual Production & Game Development)
Data
Stock Content

**Distribution** — GIPHY

$95 billion TAM / 14% CAGR 2023-2025 Growth

**Services** — STUDIOS

$47 billion TAM / >10% Growth

**Data** — shutterstock.AI

$9 billion TAM by 2030 / 22% CAGR 2021-2030 Growth

**Stock Content** — shutterstock, PremiumBeat by shutterstock, POND5, TURBOSQUID by shutterstock

$8 billion TAM / 5%-7% Growth

NOTE: Estimates for TAM and TAM growth derived from Technavio's "Stock Images Market," "Stock Music Market," and "Stock Video Market" (2023) for stock content; Proficient Market Insights' "Global 3D Models Industry Research Report 2023" for 3D content; Grand View Research for for data; PwC's "Top 5 Developments Driving Growth for Video Games" for game development; Deloitte's "TMT 2023 Predictions" for virtual production; eMarketer for US Native Ad Spending

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Executive Summary | Content | Data, Distribution & Services | 2027

# Plan in Place to Capitalize on Data, Distribution & Services TAM Opportunity

| | Data | Distribution | Services |
|---|---|---|---|
| | shutterstock.AI | GIPHY | STUDIOS |
| **How Shutterstock Wins** | Build a scalable and expanded GTM channel that leverages cloud partners (wholesale → retail)<br>Enhance the value of our data<br>Invest in business development resources | Monetize Giphy's audience reach via advertising and premium API offerings | Leverage Shutterstock's 3D assets and generative 3D capabilities<br>Leverage Shutterstock's global talent network |
| **Opportunity Sizing** | *Today*<br>10 **Anchor Customers**<br>$10 million **Annual Revenue per Customer**<br>*Growth Path*<br>150+ **Customers**<br>$1 million **Annual Revenue per Customer** | *Growth Path*<br>10 billion+ **Viewable Impressions**<br>$5-$10 **CPM**<br>$100's of millions **Total Revenue Opportunity** | *Today*<br>150+ **Customers**<br>$100,000 **Annual Revenue per Customer**<br>*Growth Path*<br>300+ **Customers**<br>$200,000 **Annual Revenue per Customer** |

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SOURCES: Management estimates

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Executive Summary | Content | Data, Distribution & Services | 2027

# Data, Distribution & Services Expected to Drive Double Digit Revenue Growth

## Revenue from Data, Distribution & Services


100%+ CAGR
22% CAGR
$7
$5
$16
$39
$137
$138
$250
2019
2020
2021
2022
2023
2024E
2027E

| | 2019 | 2020 | 2021 | 2022 | 2023 | 2024E | 2027E |
|---|---|---|---|---|---|---|---|
| % of Total Revenue | 1% | 1% | 2% | 5% | 16% | 16% | 22% |

## Data, Distribution & Services' Impact on Total Company Revenue Growth


7%
+3%
10%
Content Growth
(2024E-2027E CAGR)
DDS Impact
Total Company Growth
(2024E-2027E CAGR)

shutterstock
NOTE: $mm unless otherwise noted
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13 NOTE: Percentages for Gross Margin, Product Development, Sales & Marketing, and General & Administrative have been calculated using the reported balances adjusted for amounts used to reconcile Net Income to Adjusted EBITDA Exceptional Profitability with Further Potential to Expand Margins ContentExecutive Summary Data, Distribution & Services 2027 2019 2023 Improvement (2019-2023) 2027E Target Key Drivers Gross Margin 63.5% 68.8% 530 bps +1-2% improvement ✔ Mix shift towards Data & Distribution Product Development % of Revenue 8.1% 6.7% 140 bps ✔ Infrastructure optimization ✔ Platform consolidation Sales & Marketing % of Revenue 27.6% 23.1% 450 bps +1-2% improvement ✔ Shift towards organic channels ✔ Increased focus on customer retention and upsell General & Administrative % of Revenue 13.0% 11.5% 150 bps ✔ Process automation ✔ Migration of certain functions to lower cost locales Adjusted EBITDA Margin 14.8% 27.5% 1,270 bps Approx 30% ✔ Business mix ✔ Operating leverage Free Cash Flow Margin 11.3% 15.8% 450 bps Approx 18% ✔ Favorable working capital ✔ Modest capex

14 Shutterstock 2027: Targeting Double Digit Growth in Revenue and Adjusted EBITDA ContentExecutive Summary Data, Distribution & Services 2027 Industry leading content business Track record of standing up new growth businesses Extending TAM opportunity by >10x 30% Adjusted EBITDA margins with strong FCF conversion Track record of disciplined M&A $1.2 billion 2027 Revenue Target 10% CAGR $350 million 2027 Adj. EBITDA Target 26% CAGR 13% CAGR 8% CAGR NOTE: $mm unless otherwise noted Guidance Guidance

15Proprietary and confidential 15 Appendix

16Proprietary and confidential 16 To supplement Shutterstock’s consolidated financial statements presented in accordance with the accounting principles generally accepted in the United States, or GAAP, Shutterstock’s management considers certain financial measures that are not prepared in accordance with GAAP, collectively referred to as non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. Shutterstock defines adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity-based compensation, bargain purchase gain related to the acquisition of Giphy, Giphy Retention Compensation Expense - non-recurring, foreign currency transaction gains and losses, severance costs associated with strategic workforce optimizations, interest income and expense and income taxes; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; free cash flow as cash provided by operating activities, adjusted for capital expenditures, content acquisition, cash received related to Giphy Retention Compensation in connection with the acquisition of Giphy, and payments related to long-term incentives related to acquisitions, and free cash flow margin as the ratio of free cash flow to revenue. The expense associated with the Giphy Retention Compensation related to (i) the one-time employment inducement bonuses and (ii) the vesting of the cash value of unvested Meta equity awards held by the employees prior to closing, which are reflected in operating expenses (together, the “Giphy Retention Compensation Expense - non-recurring”), are required payments in accordance with the terms of the acquisition. Meta’s sale of Giphy was directed by the CMA and accordingly, the terms of the acquisition were subject to CMA preapproval. Management considers the operating expense associated with these required payments to be unusual and non-recurring in nature. The Giphy Retention Compensation Expense - non-recurring is not considered an ongoing expense necessary to operate the Company’s business. Therefore, such expenses have been included in the below adjustments for calculating adjusted EBITDA, and adjusted EBITDA margin, and free cash flow. These figures have not been calculated in accordance with GAAP and should be considered only in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. Shutterstock cautions investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. Shutterstock’s management believes that adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin are useful to investors because these measures enable investors to analyze Shutterstock’s operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin, and free cash flow provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock’s underlying operating performance. Management also believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock’s financial reporting. Shutterstock’s management believes that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in internal-use software and website development costs to support the Company’s ongoing business operations and provides them with the same measures that management uses as the basis for making resource allocation decisions. Non-GAAP Financial Measures

17Proprietary and confidential 17 Shutterstock’s management also uses the non-GAAP financial measures adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Reconciliations of the differences between adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin and the most comparable financial measures calculated and presented in accordance with GAAP, are presented under the headings “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the presentation. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance because we are unable to calculate with reasonable certainty the impact of potential future transactions, including, but not limited to, capital structure transactions, restructuring, acquisitions, divestitures or other events and asset impairments, without unreasonable effort. These amounts depend on various factors and could have a material impact on net income, but may be excluded from adjusted EBITDA. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Non-GAAP Financial Measures

18Proprietary and confidential 18 (in thousands) We define adjusted EBITDA as net income adjusted for depreciation and amortization, write-off of property and equipment, gain on sale of webdam, non-cash equity-based compensation, impairment of lease and related assets, foreign currency transaction gains and losses, severance costs associated with strategic workforce optimizations, interest income and expense and income taxes. We define adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue. Reconciliation of Non-GAAP Financial Information to GAAP

19Proprietary and confidential 19 (in thousands) We define free cash flow as cash provided by operating activities, adjusted for capital expenditures, content acquisition, cash received related to Giphy Retention Compensation in connection with the acquisition of Giphy, and payments related to long-term incentives related to acquisitions. We define Free Cash Flow Margin as the ratio of Free Cash Flow to revenue. Reconciliation of Non-GAAP Financial Information to GAAP

20Proprietary and confidential 20